Northwestern Mutual Series Fund, Inc.
Mid Cap Growth Stock Portfolio
Supplement Dated July 1, 2025 to the
Summary Prospectus for the Mid Cap Growth Stock Portfolio Dated May 1, 2025
The following information supplements the Summary Prospectus for the Mid Cap Growth Stock Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2025 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Mid Cap Growth Stock Portfolio
Effective July 1, 2025, Michael Stein replaced Daniel Bloomgarden as co-portfolio manager for the Mid Cap Growth Stock Portfolio. Accordingly, the “Portfolio Managers” information set forth under the “Summary – PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  Felise L. Agranoff, CFA, Managing Director of JPMIM and Portfolio Manager, joined JPMIM in 2004 and has co-managed the Portfolio since October 2024.
Michael Stein, CFA, Managing Director of JPMIM and Portfolio Manager, joined JPMIM in 2014 and has co-managed the Portfolio since May 2025 has co-managed the Portfolio since July 2025.”
Please retain this Supplement for future reference.